EXHIBIT 31.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James Joyce, certify that:

1.       I have reviewed this Annual Report on Form 10-K of Aethlon Medical,
         Inc.;

2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the smaller reporting company as of, and for, the periods presented in this report;

4. The smaller reporting company's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the smaller reporting compnay and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the smaller reporting company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the smaller reporting company's disclosure controls and procedures and presented in this Report and our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and


         (d) Disclosed in this Report any change in the smaller reporting company's internal control over financial reporting that occurred during the smaller reporting company's most recent fiscal quarter (the smaller reporting company's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the smaller reporting company's internal control over financial reporting; and

5. The smaller reporting company's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the smaller reporting company's auditors and the audit committee of the smaller reporting company's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the smaller reporting company's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the smaller reporting company's internal control over financial reporting.

Date: July 2, 2009

                                        /S/ JAMES A. JOYCE
                                        -----------------------------
                                        JAMES A. JOYCE
                                        CHIEF EXECUTIVE OFFICER AND
                                        CHIEF ACCOUNTING OFFICER
                                        (PRINCIPAL EXECUTIVE OFFICER AND
                                        PRINCIPAL ACCOUNTING OFFICER)